Subsequent Event	12 Months Ended
Jan. 31, 2020
Subsequent Events [Abstract]
Subsequent Event

Note 18. Subsequent Event

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the world. COVID-19 is having an unprecedented impact on the global economy as national, state and local governments react to this public health crisis. Due to the COVID-19 outbreak, there is significant uncertainty surrounding the potential impact on the Company’s results of operations and cash flows. Continued impacts of the pandemic could materially adversely affect the Company’s near-term and long-term revenues, earnings, liquidity and cash flows.